UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2015
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2015, Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., issued a press release reporting financial and operating results and cash distributions for the third quarter ended September 30, 2015 and providing updated guidance for 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1
Press Release, dated November 3, 2015, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Third Quarter 2015 Cash Distributions and Financial and Operating Results and Provides Updated 2015 Guidance.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner
Date: November 3, 2015

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Senior Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1
Press Release, dated November 3, 2015, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Third Quarter 2015 Cash Distributions and Financial and Operating Results and Provides Updated 2015 Guidance.”